                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           UNIFAB INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


         LOUISIANA                                    72-1382998
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                                 5007 PORT ROAD
                          NEW IBERIA, LOUISIANA  70562
              (Address of principal executive offices) (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE


       Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.01 PAR VALUE
                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered

         The information required by this item is incorporated by reference from pages 44 through 46 of the Registration Statement on Form S-1 of the Registrant, Registration No. 333-31609 under the heading "Description of Capital Stock," a copy of which is included as Exhibit 4 hereto.


Item 2.  Exhibits

          3.1 Registrant's Amended and Restated Articles of Incorporation. Incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, Registration No. 333-31609 (the "Registration Statement").

          3.2    Registrant's Bylaws.  Incorporated herein by reference to
                 Exhibit 3.2 to the Registration Statement.

          4.2 Specimen of Common Stock certificate. Incorporated herein by reference to Exhibit 4.2 to the Registration Statement.

         99 Description of the Registrant's capital stock from pages 44 through 46 of the Registration Statement and incorporated herein by reference.
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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       UNIFAB INTERNATIONAL, INC.



                                       /s/ Dailey J. Berard
                                       -------------------------------------
                                       Dailey J. Berard, President
                                       Chief Executive Officer,
                                       and Chairman of the Board

Date:   September 2, 1997
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                                 EXHIBIT INDEX



                                                                                                Sequentially
 Exhibit                                                                                          Numbered
 Number          Description                                                                        Page
 ------          -----------                                                                        ----
     3.1         Registrant's Amended and Restated Articles of Incorporation.*

     3.2         Registrant's Bylaws.*

     4.2         Specimen of Common Stock certificate of Registrant.*

    99           Description of the Registrant's capital stock from pages 44 through 46 of the
                 Registration Statement on Form S-1 of the Registrant, Registration No. 333-31609
                 and incorporated herein by reference.




--------------------------
*Incorporated herein by reference from the Registrant's Registration Statement on Form S-1, Registration No. 333-31609.